UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2025

Innovative Industrial Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-37949	81-2963381
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1389 Center Drive, Suite 200

Park City, Utah 84098

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 997-3332

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	IIPR	New York Stock Exchange

Series A Preferred Stock, par value $0.001 per share	IIPR-PA	New York Stock Exchange

Item 8.01 Other Events.

On February 21, 2025, Innovative Industrial Properties, Inc., a Maryland corporation (the “Company”), filed a Registration Statement on Form S-3ASR (No. 333-285148) (the “New Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to replace the Company’s prior Registration Statement on Form S-3ASR (No. 333-262320) filed with the SEC on January 24, 2022 (the “Prior Registration Statement”). The Prior Registration Statement terminated on January 24, 2025. Following the filing of the New Registration Statement, the Company filed with the SEC a prospectus supplement, dated February 26, 2025 (the “ATM Prospectus Supplement”), that continues the at-the-market offering of shares of the Company’s common stock and Series A Preferred Stock having an aggregate offering price of up to $500,000,000. The Company refers to its common stock and Series A Preferred Stock, collectively, as the “Shares.” As of the date of this report, shares of the Company’s common stock and Series A Preferred Stock having an aggregate offering price of up to approximately $489.9 million remain available for offer and sale pursuant to the ATM Prospectus Supplement.

In addition, on February 26, 2025, the Company and its operating partnership, IIP Operating Partnership, LP, a Delaware limited partnership, entered into certain amendments (the “Amendments”) to the equity distribution agreements with each of BTIG, LLC, Jefferies LLC, Piper Sandler & Co. and Roth Capital Partners, LLC (or certain of their respective affiliates or agents), acting in their capacity as sales agents or as forward sellers and/or forward purchasers, to, among other things, reflect the filing of the New Registration Statement.

The Shares will be offered pursuant to the New Registration Statement and the ATM Prospectus Supplement. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to Exhibit 1.1 filed with this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description of Exhibit

1.1	Form of Amendment to Equity Distribution Agreement.
5.1	Opinion of Foley & Lardner LLP regarding legality of the Shares.
8.1	Opinion of Foley & Lardner LLP regarding certain tax matters.
23.1	Consent of Foley & Lardner LLP (included in Exhibit 5.1).
23.2	Consent of Foley & Lardner LLP (included in Exhibit 8.1).
104	Cover Page Interactive Data File (embedded within the XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2025	INNOVATIVE INDUSTRIAL PROPERTIES, INC.

	By:	/s/ David Smith
	Name:	David Smith
	Title:	Chief Financial Officer